CAPITAL FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES	Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capital Financial Holdings, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Valarie A. Hoskin, Chief Financial Officer and Corporate Secretary of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2010	By	/s/ Valarie A. Hoskin
Valarie A. Hoskin
Chief Financial Officer and Corporate Secretary